                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_] Preliminary Proxy Statement                [_] Confidential, For Use of the
                                                   Commission Only (as permitted
                                                   by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             Integral Systems, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1)and 0-11.

     (1)    Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2)    Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4)    Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     (5)    Total fee paid:

--------------------------------------------------------------------------------

     [_] Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)    Amount previously paid:

--------------------------------------------------------------------------------
     (2)    Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------
     (3)    Filing Party:

--------------------------------------------------------------------------------
     (4)    Date Filed:

--------------------------------------------------------------------------------

                             INTEGRAL SYSTEMS, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 17, 2002

TO THE STOCKHOLDERS OF INTEGRAL SYSTEMS, INC.:

     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (the "Annual Meeting") of Integral Systems, Inc. (the "Company") will be held at Patuxent Greens Country Club, located at 14415 Greensview Drive, Laurel, Maryland at 6:00 p.m. on Wednesday, April 17, 2002, for the following purposes:

     1. To elect five directors to serve for a term of one year or until their successors are duly elected and qualified;

     2.   To approve the Company's 2002 Stock Option Plan;

     3. To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending September 30, 2002; and

     4. To consider and transact such other business as may properly and lawfully come before the Annual Meeting or any adjournment thereof.

     All of the foregoing is more fully set forth in the Proxy Statement accompanying this Notice.

     All stockholders are cordially invited to attend the Annual Meeting in person. IF YOU CANNOT ATTEND THE ANNUAL MEETING, PLEASE TAKE THE TIME TO PROMPTLY SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENVELOPE WE HAVE PROVIDED. If you attend the Annual Meeting and decide that you want to vote in person, you may revoke your proxy.

                                              By Order of the Board of Directors


                                              /s/ Thomas L. Gough
                                              ----------------------------------
February 22, 2002                             Thomas L. Gough
Lanham, Maryland                              President

                             INTEGRAL SYSTEMS, INC.

                              5000 Philadelphia Way
                           Lanham, Maryland 20706-4417

                         Annual Meeting of Stockholders
                                 April 17, 2002

                 ----------------------------------------------

                                 PROXY STATEMENT

                 ----------------------------------------------

                 Information Concerning Solicitation and Voting

General

     The enclosed proxy is solicited on behalf of Integral Systems, Inc. (the "Company") for the annual meeting of stockholders of the Company (the "Annual Meeting") to be held at 6:00 p.m. on Wednesday, April 17, 2002, at Patuxent Greens Country Club, located at 14415 Greensview Drive, Laurel, Maryland or any adjournment or adjournments thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting.

     These proxy solicitation materials were mailed on or about March 1, 2002 to all stockholders entitled to vote at the meeting.

Record Date; Outstanding Shares

     Only stockholders of record at the close of business on February 14, 2002 (the "Record Date") are entitled to receive notice of and to vote at the Annual Meeting. The outstanding voting securities of the Company as of the Record Date consisted of 9,114,013 shares of common stock of the Company, par value $.01 per share (the "Common Stock"). For information regarding holders of more than 5% of the outstanding Common Stock, see "Security Ownership of Certain Beneficial Owners and Management."

Revocability of Proxies

     The enclosed proxy is revocable at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date. If a stockholder who has executed and returned a proxy is present at the Annual Meeting and wishes to vote in person, he or she may elect to do so and thereby suspend the power of the proxy holders to vote his or her proxy.

Voting and Solicitation

     Every stockholder of record on the Record Date is entitled, for each share held, to one vote on each proposal or item that comes before the meeting. All shares represented at the Annual Meeting by a proxy will be voted in accordance with the choices specified on the proxy. If no direction is given, proxies will be voted in accordance with the recommendations of the Board of Directors set forth in this Proxy Statement. A Board of Directors consisting of five directors is to be elected at the Annual Meeting (Proposal 1). In the election of directors, a plurality of the votes cast at the Annual Meeting at which a quorum is present is sufficient to elect a director. Thus, each stockholder will be entitled to vote for five nominees and the five nominees with the greatest number of votes will be elected. The approval of the 2002 Stock Option Plan (Proposal 2) requires the affirmative vote of a majority of the votes cast at the Annual Meeting at which a quorum is present. The ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending September 30, 2002 (Proposal 3) requires the affirmative vote of a majority of the votes cast at the Annual Meeting at which a quorum is present. Under Maryland law, there are no appraisal or dissenter's rights with respect to any matter to be voted on at the Annual Meeting that is described herein.

     The cost of soliciting proxies will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, telecopy or electronic mail.

Quorum; Abstentions; and Broker Non-Votes

     The presence, in person or by proxy, of the holders of a majority of the shares entitled to be voted generally at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. An abstaining vote and a broker "non-vote" (a broker non-vote occurs if a broker or other nominee does not have discretionary authority and has not received instructions with respect to a particular item) are counted as present and entitled to vote and are, therefore, included for purposes of determining whether a quorum of shares exists. For purposes of electing directors (Proposal 1), the approval of the 2002 Stock Option Plan (Proposal 2) and the ratification of the appointment of Ernst & Young LLP as the Company's independent auditors (Proposal 3), abstentions and broker non-votes will not be treated as a vote cast and will not affect the outcome of such votes.

Stockholder Proposals

     The By-Laws of the Company provide that, to be properly brought before the annual meeting, business must be (1) specified in the notice of the annual meeting (or any supplement thereto) given by the Company pursuant to the By-Laws, (2) brought before the annual meeting by or under the direction of the board of directors (or the chairman of the board, the chief executive officer or the president), or (3) properly brought before the annual meeting by a stockholder. In addition to any other applicable requirements, for business to be properly brought before the annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. The By-Laws provide that nominations of persons for election to the board of directors of the Company may be made at the annual meeting, by or under the direction of the board of directors, or by any nominating committee or person appointed by the board of directors, or by any stockholder of the Company entitled to vote for the election of directors at the annual meeting who complies with the notice procedures set forth below. Such nominations, other than those made by or under the direction of the board of directors or by any nominating committee or person appointed by the board of directors, can only be made pursuant to timely notice in writing to the Secretary of the Company.

     In each case, to be timely, such stockholder's notice must be delivered to or mailed to and received by the Secretary of the Company at the principal executive offices of the Company, not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the date of the annual meeting (or, with respect to a proposal required to be included in the Company's proxy statement pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, or its successor provision, the earlier date such proposal was timely received pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, or its successor provision). If, during the prior year the Company did not hold an annual meeting, or if the date of the annual meeting has changed more than 30 days from the first anniversary of the prior year's annual meeting (other than as a result of adjournment), then, to be timely, such stockholder's notice must be delivered to or mailed and received by the Secretary of the Company at the principal executive offices of the Company not earlier than the close of business on the 120th day prior to the date of the annual meeting and not later than the close of business on the later of the 90th day prior to the date of the annual meeting or the 10th day following the day on which public announcement (as described in the Company's By-Laws) of the date of the annual meeting is first made.

     Such stockholder's notice shall set forth: (a) as to each person whom the stockholder proposes to nominate for election as a director, (1) the name, age, business address and residence address of the person, (2) the principal occupation or employment of the person, (3) the class and number of shares of the Company stock which are beneficially owned by the person, and (4) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to the rules and regulations under the Securities Exchange Act of 1934, as amended; (b) as to each matter the stockholder proposes to bring before the annual meeting, (1) a brief description of the business desired to be brought before the annual meeting, (2) the reasons for conducting such business at the annual meeting, and
(3) any material interest of the stockholder in such business; and (c) as to the stockholder giving the notice, (1) the name and address of the stockholder and
(2) the class and number of shares of the Company which are beneficially owned by the stockholder. The Company may require any proposed nominee or stockholder to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a director of the Company or the eligibility of the stockholder to bring business before the annual meeting.

     Pursuant to applicable rules under the Securities Exchange Act of 1934, as amended, some stockholder proposals may be eligible for inclusion in the Company's 2003 Proxy Statement. Any such stockholder proposals must be submitted in writing to the Secretary of the Company no later than November 1, 2002. Stockholders interested in submitting such a proposal are advised to contact knowledgeable counsel with regard to the detailed requirements of such securities rules. Any such stockholder proposal should be addressed to the Company's Secretary, Elaine M. Parfitt, and delivered to the Company's principal executive offices at 5000 Philadelphia Way, Lanham, Maryland 20706-4417. It is suggested that proposals be forwarded by certified mail, return receipt requested.

     If a stockholder intends to present a stockholder proposal at the 2002 annual meeting in a manner other than by the inclusion of the proposal in the Company's proxy statement and proxy relating to that meeting, unless the stockholder has timely notified the Company of such intention pursuant to notice requirements set forth above, the proxies named by the Company may exercise their discretionary voting authority on the matter in accordance with their best judgment.

Annual Report

     The Company's Annual Report to Stockholders on Form 10-K for the fiscal year ended September 30, 2001, is included with these proxy solicitation materials. A copy of the Company's Annual Report, including the financial statements and the financial statement schedules included therein, is also available upon written request to the Company at 5000 Philadelphia Way, Lanham, Maryland 20706-4417, Attn.: Elaine M. Parfitt, Corporate Secretary.

                              ELECTION OF DIRECTORS
                                  (Proposal 1)

General

     A Board of Directors consisting of five directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote all of the proxies received by them for the Company's five nominees. The five directors nominated for election at the Annual Meeting are: Steven R. Chamberlain, Thomas
L. Gough, Dominic A. Laiti, R. Doss McComas and Bonnie K. Wachtel (each, a "Nominee," and collectively, the "Nominees"). In the event that any of the Nominees shall become unavailable, the proxy holders will vote in their discretion for a substitute nominee. It is not expected that any Nominee will be unavailable.

     The Bylaws of the Company provide that the number of members of the Board of Directors shall consist of between three and seven directors and that the exact number may be determined, within the foregoing limits, by the Board of Directors. Each director is elected for a one-year term at each annual meeting of the stockholders. Directors serve until the next annual meeting of stockholders and until successors have been duly elected and qualified. Officers are elected by the Board of Directors. Each officer holds office until his or her successor is elected or appointed and qualified or until his or her earlier resignation or removal.

     The terms of each of the elected directors will expire at the next annual meeting of stockholders or when their successors are elected and qualified.

     The Board of Directors Unanimously Recommends That Stockholders Vote "For Each of the Nominees.

     Set forth below is certain information regarding the directors (including the Nominees) and executive officers of the Company.


Directors and Executive Officers:        Age     Position
Steven R. Chamberlain..............      46      Chairman of the Board, Chief Executive Officer,
                                                 Director and Nominee
Thomas L. Gough....................      53      President, Chief Operating Officer, Director and Nominee
Elaine M. Parfitt..................      38      Vice President, Chief Financial Officer, Secretary and
                                                 Treasurer
Patrick R. Woods...................      46      Vice President, Government Programs
Peter J. Gaffney...................      42      Vice President, Commercial Products
Bonnie K. Wachtel..................      46      Outside Director and Nominee
Dominic A. Laiti...................      70      Outside Director and Nominee
R. Doss McComas....................      47      Outside Director and Nominee

Steven R. Chamberlain, 46, a Company founder, has been Chairman of the Board since June 1992, President since May 1988, and a Director since 1982. He served as Vice President from 1982 until he became President. From 1978 to 1982, OAO Corporation employed Mr. Chamberlain where he progressed from Systems Analyst to Manager of the Offutt Air Force Base field support office. Mr. Chamberlain holds a B.S. degree in Physics from Memphis State University and has done graduate work in Physics and Mathematics at Memphis State and the University of Maryland.

Thomas L. Gough, 53, became a member of the Company's staff in January 1984. In March 1996, he was elected to the Board of Directors of the Company. He has served as President and Chief Operating Officer of the Company since June 1992. For three years before being named President, he served as Vice President and Chief Financial Officer. Prior to joining the Company, he was employed by Business and Technological Systems, Inc., where he managed the Software Systems Division. From 1972 to 1977, he was employed by Computer Sciences Corporation, where he progressed from Programmer Analyst to Section Manager. Mr. Gough earned a B.S. degree from the University of Maryland with a major in Information Systems Management in the School of Business and Public Administration.

Elaine M. Parfitt, 38, joined the Company in 1983. She served as Staff Accountant/Personnel Administrator until January 1995, when she was promoted to Controller/Director of Accounting. In March 1997, Ms. Parfitt was appointed Vice President and Chief Financial Officer. In February 2000, she was appointed Secretary and Treasurer. She holds a B.S. degree in Accounting from the University of Maryland and is a Certified Public Accountant.

Patrick R. Woods, 46, joined the Company in 1995, and has been Vice President, Government Programs since May 1998. From 1996 to April 1998, Mr. Woods served as Vice President, NOAA Programs. From 1994 to 1995, he worked for Space Systems/Loral (SS/L), and from 1985 to 1994, he worked for the Lockheed Martin Corporation (formerly Loral Aerospace). Mr. Woods served as the Director of Mission Operations for both SS/L and the AeroSys Division of Loral Aerospace. While at Loral Aerospace, Mr. Woods received the NASA Public Service Group Achievement Award from NASA Administrator Admiral Richard Truly for his management of the Hubble Space Telescope control center development and launch support. Mr. Woods holds a B.S. degree in Public Administration and a M.P.A. in Public Management from Indiana University.

Peter J. Gaffney, 42, joined the Company in 1986. In February 2000, Mr. Gaffney was appointed Vice President, Commercial Products. From May 1999 until February 2000, Mr. Gaffney served as Vice President, Commercial Division. From 1986 to 1992, he worked on simulators for the Company's DMSP and Tiros programs. In 1992, he became a project manager for EPOCH 2000 ground systems programs, which included the Command and Range Generator project for GE Americom, the Loral Skynet Telstar 3, 4, and 5 ground systems, and the Echostar 1, 2, 3, and 4 ground systems. Prior to joining Integral Systems, Mr. Gaffney was a design engineer for the General Electric Co., where he worked on the DSCS, Milstar, Landsat, and Spot satellite programs. Mr. Gaffney graduated from the University of Maryland in 1981 with a BS degree in Electrical Engineering.

Bonnie K. Wachtel, 46, has served as an outside director since May 1988. Since 1984, she has been Vice President, General Counsel, and a Director of Wachtel & Co., Inc., an investment-banking firm in Washington, DC. Ms. Wachtel serves as a Director of several corporations, including VSE Corporation and Information Analysis, Inc. She holds a B.A. and M.B.A. from the University of Chicago and a J.D. from the University of Virginia, and is a Certified Financial Analyst.

Dominic A. Laiti, 70, has served as an outside director of the Company since July 1995. Mr. Laiti is presently employed as an independent consultant and was President and Director of Globalink, Inc. from January 1990 to December 1994. He has over 26 years of experience in starting, building, and managing high-technology private and public companies with annual revenues from $2 million to over $120 million. Mr. Laiti was President of Hadron, Inc. from 1979 to 1989; Vice President of Xonics, Inc. from 1972 to 1979; and Vice President of KMS Industries from 1968 to 1972. He is a Director of Energy Recovery, Inc. and former Director of United Press International, Saturn Chemicals Company, Hadron, Inc., Telecommunications Industries, Inc., MAXXAM Technology, Inc., and Jupiter Technology, Inc.

R. Doss McComas, 47, joined the Board as an outside director in July 1995. He is President of e-Community Calendar Inc. a supplier of sponsor/advertising supported community information and a manufacturer and integrator of internet, cellular, and President of IWS wireless local loop systems. Previously, he was Chairman of Plexsys International, President of Fortel Technologies, Inc., and held positions with COMSAT RSI and Radation Systems, Inc., including Group Vice President, Vice President of Acquisitions, Strategic Planning and International Marketing, and General Counsel. He holds a B.A. degree from Virginia Polytechnic Institute; an M.B.A. from Mt. Saint Mary's; and a J.D. from Gonzaga University.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors, and persons who own more than 10% of the Company's Common Stock, to file reports of ownership and changes in ownership of the Company's Common Stock with the Securities and Exchange Commission and Nasdaq. Based on a review of the copies of such reports, the Company believes that during the fiscal year ending September 30, 2001 its executive officers, directors and greater than ten percent stockholders filed on a timely basis all reports due under Section 16(a) of the Exchange Act, with the following exceptions: Thomas L. Gough, an executive officer and director of the Company, inadvertently filed late a Form 4 for May 2001, reporting four transactions and inadvertently filed late a Form 4 for June 2001, reporting one transaction; Patrick R. Woods an executive officer of the Company, inadvertently filed late a Form 4 for May 2001, reporting two transactions.

Board of Directors and Committees

     The Board of Directors met five (5) times in the fiscal year ended September 30, 2001 Each of the Company's incumbent directors attended at least 75% of all meetings of the Board of Directors. The Company has an Audit Committee, a Stock Option Committee and a Compensation Committee. The Audit Committee, the Stock Option Committee and the Compensation Committee held their meetings concurrently with the meetings of the Board of Directors. The Company does not have a nominating committee.

     The Audit Committee, Compensation Committee and Stock Option Committee are comprised of Dominic A. Laiti, R. Doss McComas and Bonnie Wachtel, each a non-employee outside director.

     The Stock Option Committee administers the Company's 1988 Stock Option Plan, as amended and restated effective May 8, 1998 (the "1988 Stock Option Plan"). The Audit Committee makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the plan and results of the audit engagement, reviews the independence of the Company's public accountants, considers the range of audit and non-audit fees and reviews the adequacy of the Company's internal accounting controls. For more information regarding the Audit Committee, see "Executive Compensation - The Audit Committee Report." The Compensation Committee determines the salary and bonus for the Chief Executive Officer, and makes recommendations regarding compensation levels for other officers of the Company.

Director Compensation

     Directors who are employees of the Company do not receive any compensation for their service as directors. The Company pays each director who is not an employee of the Company an aggregate of $10,000 per year for their services, which amount is paid in equal quarterly installments. Outside directors are also annually granted options to purchase 5,000 shares of the Company's common stock pursuant to the then current stock option plan.

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of December 31, 2001, by (i) each person known by the Company to beneficially own more than five percent of the outstanding shares of Common Stock, (ii) each Nominee and current director and executive officer of the Company and (iii) all current executive officers and directors as a group. Except as indicated, the persons named in the table have sole voting and investment power with respect to all shares beneficially owned. Except as indicated, the address of each of the persons named in the table is that of the Company's principal executive offices.

         Security Ownership of Certain Beneficial Owners and Management


                                                  Amount and Nature of   Percent of
                                                  ---------------------------------
Name and Address of Beneficial Owner                Beneficial Owner        Class
------------------------------------              --------------------   ----------
Ashford Capital Management, Inc.                        620,000             6.8%
P.O. Box 4172
Wilmington, DE 19807

Chartwell Capital Investors II LP                       455,556             5.0%
One Independent Drive
Suite 3120
Jacksonville, FL 32202

Executive Officers, Directors and Nominees
Steven R. Chamberlain                                   440,905(1)          4.8%
Thomas L. Gough                                         185,400(2)          2.0%
Elaine M. Parfitt                                        21,600(3)            *
Patrick Woods                                             7,200(4)            *
Peter J. Gaffney                                         47,200(5)            *
Bonnie K. Wachtel                                        63,400(6)            *
   1101 Fourteenth Street, N.W
   Suite 800
   Washington, D.C. 20036
R. Doss McComas                                          10,000(7)            *
   409 Biggs Drive
   Front Royal, VA 22630
Dominic A. Laiti                                         10,000(8)            *
   12525 Knoll Brook Drive
   Clifton, VA 22024
All Directors and Executive Officers as a group
   (8 persons)                                          797,705             8.6%

 *   Less than one percent of the Common Stock outstanding.

(1) Includes outstanding options to purchase 104,400 shares of Common Stock which are exercisable within 60 days.
(2) Includes outstanding options to purchase 22,800 shares of Common Stock which are exercisable within 60 days.
(3) Includes outstanding options to purchase 13,200 shares of Common Stock which are exercisable within 60 days.
(4) Includes outstanding options to purchase 6,200 shares of Common Stock which are exercisable within 60 days.
(5) Includes outstanding options to purchase 39,200 shares of Common Stock which are exercisable within 60 days.
(6) Includes outstanding options to purchase 32,000 shares of Common Stock which are exercisable within 60 days.
(7) Includes outstanding options to purchase 10,000 shares of Common Stock which are exercisable within 60 days.
(8) Includes outstanding options to purchase 10,000 shares of Common Stock which are exercisable within 60 days.

Executive Compensation

     The following table sets forth compensation received by the Company's CEO and four highest paid executive officers who were serving as executive officers of the Company at the end of fiscal year 2001 and who earned over $100,000 during the fiscal year ended September 30, 2001.

                           Summary Compensation Table


                                                 Annual Compensation        Long-Term Compensation
                                                 ===================    =============================
                                                                          Awards         Payouts
                                                                        ----------   ----------------
                                                                        Number of
                                                                          Shares
                                                                        Underlying      All Other
     Name and Principal Position          Year    Salary      Bonus       Options    Compensation/(1)/
-----------------------------------       ----   --------    -------    ----------   ----------------
Chief Executive Officer
Steven R. Chamberlain                     2001   $235,251    $25,000      12,000         $21,125
                                          2000   $214,303    $25,000      12,000         $19,061
                                          1999   $187,862    $65,000      20,000         $19,066

Chief Operating
Officer/President                         2001   $195,494    $20,000       7,000         $20,137
Thomas L. Gough                           2000   $180,648    $20,000      14,000         $18,781
                                          1999   $167,545    $35,000           0         $16,885

Vice President, Government
Programs
Patrick R. Woods                          2001   $167,338    $12,500       7,000         $17,169
                                          2000   $152,510    $10,000       2,000         $16,800
                                          1999   $156,119    $30,000      12,000         $16,799

Vice President, Commercial
Products                                  2001   $155,012    $15,000       7,000         $15,456
Peter J. Gaffney                          2000   $132,423    $15,000       7,000         $12,918
                                          1999   $107,520    $12,000      23,000         $ 9,854

Vice President/Chief Financial
Officer                                   2001   $155,012    $15,000       7,000         $15,511
Elaine.M. Parfitt                         2000   $132,169    $15,000       6,000         $13,300
                                          1999   $106,506    $30,000      10,000         $ 9,575

(1) All Other Compensation represents employer pension contributions. It does not include the value of insurance premiums paid by or on behalf of the Company with respect to term life insurance for the benefit of each identified individual in the approximate amounts of $745, $745 and $594 in fiscal years 2001, 2000 and 1999 respectively.

Option/SAR Grants in Last Fiscal Year


-------------------------------------------------------------------------------------------------
                                           Individual Grants

-------------------------------------------------------------------------------------------------
                                       Percent of Total
                           Number of     Options/SARs
                           Options/       Granted to                                    Grant Date
                             SARs       Employees in     Exercise/Base   Expiration       Present
         Name              Granted       Fiscal Year        Price($)         Date        Value(1)
-------------------------------------------------------------------------------------------------
Chief Executive Officer
Steven R. Chamberlain       12,000            5%             $21.13          2007         $96,120

Chief Operating Officer/
President
Thomas L. Gough              7,000            3%             $21.13          2007         $56,070

Vice President
Government Programs
Patrick R. Woods             7,000            3%             $21.13          2007         $56,070

Vice President
Commercial Products
Peter J. Gaffney             7,000            3%             $21.13          2007         $56,070

Vice President/
Chief Financial Officer
Elaine M. Parfitt            7,000            3%             $21.13          2007         $56,070

   (1) Grant date present value is calculated on the date of the grant using the Black-Scholes options pricing model assuming the following: no dividend yield, risk-free interest rate of 5%, expected volatility of 40%, and an expected term of the option of four years. This value is then multiplied by the number of options granted.

Fiscal Year 2001 Stock Option Exercises and Year-End Option Values

     The following table provides information with respect to option exercises in fiscal year 2001 by the named executive officers and the value of unexercised options held by these officers at September 30, 2001:


-------------------------------   ------------------   -----------------   ----------------------   -------------------------
             (a)                         (b)                 (c)                    (d)                       (e)
-------------------------------   ------------------   -----------------   ----------------------   -------------------------
                                                                                 Number of
                                                                                Securities            Value of Unexercised
                                                                                Underlying           In-the-Money Options/
                                                                           Unexercised Options/       SARS at FY end ($)/1/
                                                                            SARS at FY end (#)

                                   Shares Acquired                             Exercisable/               Exercisable/
            Name                   on Exercise (#)      Value Realized        Unexercisable              Unexercisable
-------------------------------   ------------------   -----------------   ----------------------   -------------------------
Chief Executive Officer                    --                    --               100,400                  $1,283,136
Steven R. Chamberlain                                                          (exercisable)             (exercisable)
                                                                                  33,600                      $384
                                                                              (unexercisable)           (unexercisable)
-------------------------------   ------------------   -----------------   ----------------------   -------------------------
Chief Operating Officer/Pres.          12,000              $192,540               22,800                    $282,512
Thomas L. Gough                                                                (exercisable)             (exercisable)
                                                                                  18,200                      $448
                                                                              (unexercisable)           (unexercisable)
-------------------------------   ------------------   -----------------   ----------------------   -------------------------
Vice President Government                  --                    --                3,800                      $16
Programs                                                                       (exercisable)             (exercisable)
Patrick R. Woods                                                                  15,800                      $64
                                                                              (unexercisable)           (unexercisable)
-------------------------------   ------------------   -----------------   ----------------------   -------------------------
Vice President Commercial                  --                    --               34,600                    $347,096
Products                                                                       (exercisable)             (exercisable)
Peter J. Gaffney                                                                  26,400                      $224
                                                                              (unexercisable)           (unexercisable)
-------------------------------   ------------------   -----------------   ----------------------   -------------------------
Vice President, Chief                      --                    --               11,200                    $86,808
Financial Officer                                                              (exercisable)             (exercisable)
Elaine M. Parfitt                                                                 17,800                      $192
                                                                              (unexercisable)           (unexercisable)
-------------------------------   ------------------   -----------------   ----------------------   -------------------------

(1) Value for "In the Money" options represents the difference between the exercise prices of outstanding options and the fair market value of the Company's common stock of $18.04 per share at September 30, 2001.

Performance Graph

     The following graph shows a comparison of the total return to stockholders of an investment in the Company's Common Stock, the NASDAQ Computer &Data Processing Services Stock Index and the NASDAQ Composite Stock Market Index
(US). The graph assumes $100 was invested in the Company's Common Stock, the NASDAQ Computer & Data Processing Services Stock Index and the NASDAQ Composite Stock Market (US) on September 30, 1996 through September 30, 2001.

     Total stockholder return in each case is calculated assuming reinvestment of all dividends. Note that historical stock price performance of the Company is not necessarily indicative of any future stock price performance.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]




                                Sep-96   Sep-97   Sep-98   Sep-99   Sep-00   Sep-01
                                ------   ------   ------   ------   ------   ------
Integral Systems, Inc           100.00   124.00   379.62   704.14   407.18   441.83
NASDAQ Computer &Data           100.00   135.36   175.47   297.89   373.75   134.10
Processing Services Stocks
NASDAQ Market Index-US          100.00   137.27   139.44   227.83   302.48   123.62

Employment Agreements

     There are no employment agreements in effect with respect to any directors or executive officers of the Company.

Compensation Pursuant to Plans

     Effective October 1, 1987, the Company established a 401(k) pension and profit sharing plan under Section 401 of the Internal Revenue Code. Under the pension plan and the profit sharing plan, the Company contributes annually an aggregate amount equal to 5% of an eligible employee's salary to the plans and may make additional contributions of up to 7% of an eligible employee's salary. The employee may contribute up to an additional 10% as salary deferral. In each of fiscal years 2001 and 2000, the Company contributed a total of 11% of eligible employees' salaries to both plans.

Compensation Committee Report

     The Compensation Committee, which is made up of three outside non-employee directors, determines the annual salary and bonuses awarded to the Chief Executive Officer and Chairman of the Board of Directors, Steven R. Chamberlain. The Compensation Committee also makes recommendations regarding compensation levels for other officers of the Company to Mr.

Chamberlain, who determines the annual salaries and bonuses awarded to such officers on a discretionary basis.

     The Compensation Committee's policy on officer compensation is to offer or recommend (as the case may be) a package that includes a competitive salary, an annual bonus based on achieving certain Company goals and objectives and competitive benefits. The goal of the Compensation Committee in determining the compensation of Mr. Chamberlain and in making recommendations regarding compensation levels for other officers is to acquire and retain highly skilled executives, reward outstanding individual performance and align the compensation awarded to officers with the success of the Company. The Committee bases its salary determination or recommendations on the individual officer's contributions to the Company and the responsibilities and duties that he or she performs. Bonuses are awarded or recommended by the Compensation Committee on the basis of achievement of certain Company and division revenue and earnings goals. Benefit packages offered to officers of the Company are similar to the benefits offered to all employees and include the Company's health plan and 401(k) and Profit Sharing Plan.

     Annually, the Compensation Committee reviews and approves the compensation awarded to Mr. Chamberlain. Mr. Chamberlain has provided leadership and direction as the Company has continued to grow and expand. The Committee conferred a bonus of $25,000 for Mr. Chamberlain's efforts during fiscal year 2001. Mr. Chamberlain's salary for fiscal year 2001 was $235,251, which in light of his experience, contributions and responsibilities with the Company, the Committee finds reasonable and comparable to executives in similar size companies.

                             COMPENSATION COMMITTEE
                                Dominic A. Laiti
                                 R. Doss McComas
                                Bonnie K. Wachtel

Audit Committee Report

     The Audit Committee of the Board of Directors consists of Dominic A. Laiti,
R. Doss McComas and Bonnie K. Wachtel, all of whom are outside non-employee directors. Each of these members of the Audit Committee is considered independent as defined under the applicable NASDAQ National Market standards governing the qualification of Audit Committee members. The duties and responsibilities of the Audit Committee are laid out in a written charter, which was adopted by the Board of Directors

     The Audit Committee has reviewed and discussed the Company's audited financial statements for the fiscal year ended September 30, 2001 with management and with Rubino & McGeehin, Chartered, the Company's independent auditors. The Audit Committee has discussed with Rubino & McGeehin the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU ss. 380) relating to the conduct of the audit. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee) and has discussed with Rubino & McGeehin their independence. Based on the review of the audited financial statements and the discussions and review with the independent auditors mentioned above, the Audit Committee recommended to the Board of Directors that the audited financial statements for fiscal year ended September 30, 2001 be included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2001, for filing with the Securities and Exchange Commission.

                Submitted by the members of the Audit Committee:
                                Dominic A. Laiti
                                 R. Doss McComas
                                Bonnie K. Wachtel



Stock Option Plan

     Effective May 25, 1988, the Company established the 1988 Stock Option Plan, as amended and restated in 1994 and 1998 (the "1988 Stock Option Plan"), to create additional incentives for the Company's employees, consultants and directors to promote the financial success of the Company. The Stock Option Committee has the authority to select full-time employees, directors or consultants to receive awards of options for the purchase of stock of the Company under this plan. The maximum number of shares of Common Stock which may be issued pursuant to the 1988 Stock Option Plan is 1,800,000. Options to purchase a total of 226,300 shares of Common Stock were granted and options to purchase 63,760 shares of Common Stock were exercised during fiscal year 2001. The total number of shares of Common Stock subject to options issued and outstanding as of February 8, 2002, was 948,150. Pursuant to the 1988 Stock Option Plan, options may be incentive stock options within the meaning of
Section 422 of the Internal Revenue Code or nonstatutory stock options, although incentive stock options may be granted only to employees.

Termination of Employment and Change of Control Termination

     The Company has no compensatory plan or arrangement with respect to any individual named in the Summary Compensation Table which results or will result from the resignation, retirement or any other termination of that individual's employment with the Company or its subsidiaries or from a change in control of the Company or a change in the individual's responsibilities following a change in control.

                   PROPOSAL TO APPROVE 2002 STOCK OPTION PLAN
                                  (Proposal 2)

     The Board of Directors recommends that the stockholders approve the adoption of the 2002 Stock Option Plan effective May 1, 2002 (the "2002 Stock Option Plan"), to permit the issuance of up to 750,000 shares pursuant to stock options granted under such plan. Upon approval of the 2002 Stock Option Plan by the stockholders at the Annual Meeting, such plan will become effective May 1, 2002, after which time no further options will be granted under the 1988 Stock Option Plan. The 2002 Stock Option Plan has essentially the same provisions as the 1988 Stock Option Plan except as to the number of shares available for stock options under the plan. A description of the 2002 Stock Option Plan is set forth below and is qualified by reference to the full text of the proposed 2002 Stock Option Plan which is set forth as Exhibit A to this Proxy Statement.

     The 2002 Stock Option Plan was initially adopted by the Board of Directors on February 6, 2002, and will become effective May 1, 2002, contingent on approval by the stockholders at the Annual Meeting. No stock options have yet been issued under the 2002 Stock Option Plan. The Board of Directors believes that it is in the Company's interest that stock options continue to comprise a meaningful part of compensation for officers, directors, employees and consultants and that the authorization of additional shares under the 2002 Stock Option Plan is therefore desirable. Accordingly, the Board of Directors has voted, subject to stockholders approval, to permit up to 750,000 shares of the Company's Common Stock to be available for stock options under the 2002 Stock Option Plan.

Description

     In General. Under its terms, the 2002 Stock Option Plan is administered by a committee of three members of the Company's Board of Directors who are non-employee, outside directors (the "Committee"). The Company's Board of Directors has determined that the 2002 Stock Option Plan will be administered by the Stock Option Committee. The Plan authorizes the Committee within its discretion to grant to any of the directors, officers, other employees and consultants of the Company and its subsidiaries stock options to purchase shares of the Company's Common Stock. Presently, 3 directors, 5 named officers and 284 employees are eligible to receive stock options under the 2002 Stock Option Plan. The purpose of the 2002 Stock Option Plan is to benefit the Company by giving directors, officers, employees and consultants of the Company and its subsidiaries a greater personal interest in the success of the enterprise. Stock options which qualify as Incentive Stock Options under Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"), as well as Non-Qualified Stock Options which do not qualify for such treatment, may be granted by the Committee under the 2002 Stock Option Plan.

     Exercise Price. The exercise price per share under an Incentive Stock Option must be at least the fair market value of a share of the Company's Common Stock on the date the stock option is granted. "Fair market value" of the Company's Common Stock on any date is generally defined in the 2002 Stock Option Plan as either (1) the closing price of the Company's Common Stock on a national securities exchange or on the NASDAQ system on such date or on the next preceding date on which a sale was reported or (2) such other price as is determined in good faith by the Committee. Additionally, the exercise price per share for any Incentive Stock Option granted to any individual who owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary, within the meaning of Section 424(f) of the Code, taking into account the attribution rules of Section 424(d) of the Code, must be at least 110% of the fair market value of the Company's Common Stock on the date such Incentive Stock Option is granted. However, Non-Qualified Stock Options may be granted at a price which is less than the then-current market value of the Company's Common Stock.

     Exercise of Options. An option shall vest and thereby become exercisable at such times and in such installments as the Committee shall provide in the terms of each individual option grant agreement. The expiration date of an option is also determined by the Committee, although no option shall have a term in excess of 10 years and Incentive Stock Options granted to holders of more than 10% of the voting stock of the Company may not have a term in excess of 5 years. Generally, unless the Committee determines otherwise, (i) unvested options are forfeited upon the termination of employment or other affiliation with the Company, (ii) vested Incentive Stock Options are forfeited three months thereafter except in the event of termination due to disability or death in which case such options are forfeited 12 months thereafter, and (iii) vested Non-Qualified Stock Options are forfeited or exercisable upon termination as provided in the respective grant agreement.

     Payment of Exercise Price. Shares purchased upon exercise of an option must be paid for in full at the time of exercise. Payment must be in the form of (i) cash, or (ii) in the discretion of the Committee, through the delivery of shares of the Company's Common Stock held for at least six months with the fair market value equal to the total option price, or (iii) by a combination of the methods described in (i) and (ii). The Committee may also permit arrangements with a broker to facilitate a cashless exercise by raising the proceeds for option exercise via a sale or loan with respect to the shares to be issued upon option exercise.

     Limitations Regarding Option Grants. The aggregate number of shares of the Company's Common Stock which may be made the subject of options under the 2002 Stock Option Plan shall not exceed 750,000 shares. Shares of stock subject to an option issued under the 2002 Stock Option Plan which has been forfeited or canceled before exercise may again be available for awards under the 2002 Stock Option Plan. The maximum number of shares that may be granted in any fiscal year to any person may not exceed 50,000. The aggregate fair market value of stock (determined at the time of grant) for which an optionee may exercise Incentive Stock Options for the first time during any calendar year may not exceed $100,000. The 2002 Stock Option Plan provides that the Committee may make equitable adjustments in the terms of options and the maximum number of shares available under the 2002 Stock Option Plan in the event of certain corporate events, such as reorganizations, mergers or recapitalizations. The Committee may also, in addition to other grants under the 2002 Stock Option Plan, issue options to employees of corporations acquired by the Company in substitution of, and with provisions similar to, options held in the acquired corporation.

     Amendment and Termination. The 2002 Stock Option Plan may be amended by the Board of Directors at any time, provided that, without the approval of the holders of a majority of the Company's Common Stock, no amendment may be made which (i) increases the maximum number of shares available under the 2002 Stock Option Plan, (ii) changes the requirements for eligibility to receive stock options under the 2002 Stock Option Plan, (iii) extends the period for granting options or (iv) materially increases the benefits accruing to participants under the 2002 Stock Option Plan. No grants may be made under the 2002 Stock Option Plan after February 6, 2012, at which date the 2002 Stock Option Plan will terminate absent action by the Board of Directors and stockholders.

     Recent Price of Common Stock. The closing price of the Company's Common Stock on NASDAQ on February 6, 2002, was $19.23 per share.

Federal Income Tax Consequences

     The following discussion is a general summary of the material U.S. federal income tax consequences to U.S. participants in the 2002 Stock Option Plan and is intended for general information only. The discussion is based on the Code, regulations thereunder, and rulings and decisions now in effect, all of which are subject to change. This summary does not discuss all potential tax consequences and individual circumstances may be such that exceptions to these rules apply. Also, tax consequences may be subject to change. Therefore, 2002 Stock Option Plan participants are advised to consult their own tax advisors with respect to their individual tax treatment.

     Non-Qualified Stock Options ("NQSOs"). For federal income tax purposes, the recipient of NQSOs granted under the 2002 Stock Option Plan will not have taxable income upon the grant of the option, nor will the Company then be entitled to any deduction. Generally, upon exercise of NQSOs, the optionee will realize ordinary income, in an amount equal to the excess, if any, of the fair market value of the stock at the date of exercise over the exercise price. The Company will generally be entitled to a deduction in an amount equal to such difference provided it properly reported the optionee's income on an informational return. An optionee's basis for the stock for purposes of determining his gain or loss on his subsequent disposition of the shares generally will be the fair market value of the stock on the date of exercise of the NQSO.

     Notwithstanding the above, an optionee who is an "insider" within the meaning of the Exchange Act and subject to a claim for "short-swing" profits under Section 16(b) of the Exchange Act will not generally be subject to federal income tax as the result of the exercise on an NQSO until such time as he or she is no longer subject to such a claim. Such an insider may, however, elect under Code Section 83(b) to include in his or her taxable income at the time of exercise the excess of the fair market value of the Common Stock received over the exercise price. Insiders should consult their own tax advisors on these matters.

     Incentive Stock Options ("ISOs"). Generally there is no taxable income to an optionee when an ISO is granted to him or when that option is exercised. (However, the optionee's alternative minimum taxable income will generally include an amount equal to the difference between the option exercise price and the fair market value at the time of exercise.) Generally, the gain realized by an optionee upon sale of stock issued on exercise of an ISO is taxable at capital gains rates and no tax deduction is available to the Company with respect to the ISO exercise or the sale of the stock thereby acquired, unless the optionee disposes of the shares within two years after the date of grant of the option or within one year of the date the shares were transferred to the optionee. In such event (a "disqualifying disposition"), the lesser of the gain on the sale of the ISO stock or the excess of the fair market value of the shares on the date of exercise over the option exercise price will be taxed at ordinary income rates; the remainder of the gain if any will be taxed as capital gain. The Company will be entitled to a deduction to the extent the employee must recognize ordinary income. An ISO exercised more than three months after an optionee's termination of employment, other than by reason of death or disability, will be taxed as a NQSO, with the optionee deemed to have received income upon such exercise taxable at ordinary income rates. In that case, the Company will be entitled to a tax deduction equal to the ordinary income, if any, realized by the optionee.

     Exercise with Previously Owned Shares Held For At Least Six Months. As a general rule, the delivery of Company Common Stock to exercise an option granted under the 2002 Stock Option Plan is treated as a nontaxable exchange to the extent that the optionee receives an equal number of shares of Company Common Stock upon exercise of the option. The tax basis of the shares received will be the same as the optionee's tax basis for the tendered shares. The excess of the value of any additional shares received over any money paid upon exercise constitutes taxable income in the case of a NQSO, but not in the case of an ISO. Any additional shares received upon the exercise of a NQSO will have an aggregate basis equal to the amount included in the optionee's income as a result of the exercise of the option plus any money paid (i.e., generally their fair market value). Any additional shares received upon the exercise of an ISO will have a tax basis equal to the amount of the money paid, if any.

     There is one exception to the above rules. If the Company Common Stock used to effect the exchange was received pursuant to the exercise of an ISO and was not held for at least one year from the ISO exercise date and two years from the grant date, the tender of such shares would constitute a disqualifying disposition. In that case, the exchange of such shares would be treated as a taxable exchange, not a nontaxable exchange. The optionee would recognize income upon the exchange of such shares as described in the Section above.

     Tax Withholding. A participant receiving Company Common Stock pursuant to the exercise of an option will be required to pay to the Company (in cash or cash equivalents) any amount required to be withheld for federal, state, local or employment taxes with respect to such stock. Alternatively, at the request of a participant, or as required by law, such sums as may be required for the payment of any estimated or accrued income tax liability or other tax withholding obligations may be withheld from any cash compensation due the participant from the Company and paid over the governmental entity entitled to receive the same.

     Section 162(m). Under Section 162(m) of the Code, income tax deductions of publicly-traded companies may be limited to the extent total annual compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits) paid to certain executive officers exceeds $1 million in any one year. However, under Section 162(m), the deduction limit does not apply to certain "qualified performance-based compensation" established by an independent compensation committee which is adequately disclosed to, and approved by, stockholders. In particular, stock options will satisfy the performance-based exception if the awards are made by a qualifying compensation committee under a plan that has been approved by the company's stockholders, if the plan states the maximum number of shares that can be granted to any particular employee within a specified period and if the compensation is based solely on an increase in the stock price after the grant date (i.e. the option exercise price is equal to or greater than the fair market value of the stock subject to the award on the grant date).

Accounting Treatment

     Generally, the Company's reported earnings will not be affected by the grant of options or the exercise of stock options, excepting the case where the exercise price is less than the fair market value of the Common Stock at the date of grant. Stock option grants, however, may impact the calculation of diluted earnings per share, by virtue of being deemed to have been exercised under certain circumstances.

Securities Act Registration

     The Company intends to register the shares of Common Stock available for issuance under the 2002 Stock Option Plan pursuant to a Registration Statement on Form S-8 filed with the Securities and Exchange Commission.

     The above summary description of the Company's proposed 2002 Stock Option Plan are not intended to be complete and are qualified in their entirety by reference to the complete text of the 2002 Stock Option Plan contained in Exhibit A hereto.

          The Company's Board Of Directors Unanimously Recommends Voting "For" The Approval Of The 2002 Stock Option Plan.



                     PROPOSAL TO RATIFY INDEPENDENT AUDITORS
                                  (Proposal 3)

     The Board of Directors, upon the recommendation of the current Audit Committee, has selected Ernst & Young LLP ("Ernst & Young") as the independent auditors to audit the financial statements of the Company for the current fiscal year ending September 30, 2002, and requests stockholder ratification of such selection. The independent public accountants for the Company for the fiscal year ended September 30, 2001 were Rubino & McGeehin, Chartered ("Rubino & McGeehin").

     As reported in the Company's Form 8-K filed on January 10, 2002 with the Securities and Exchange Commission, on January 4, 2002, the Company dismissed Rubino & McGeehin as the Company's independent auditors and notified Rubino & McGeehin of their dismissal. On January 7, 2002, the Company engaged Ernst & Young as the Company's independent auditors to audit the Company's books and records for fiscal year 2002. Each of the dismissal of Rubino & McGeehin and the engagement of Ernst & Young was recommended and approved by the Audit Committee of the Company and was approved by the Board of Directors of the Company on January 4, 2002.

     As reported in the Company's Form 8-K filed on January 10, 2002 with the Securities and Exchange Commission, Rubino & McGeehin's audit reports on the Company's consolidated financial statements for the fiscal years ended September 30, 2001 and 2000 did not contain any adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

     As reported in the Company's Form 8-K filed on January 10, 2002 with the Securities and Exchange Commission, during the Company's fiscal years ended September 30, 2001 and 2000 and the subsequent interim period preceding the date of Rubino & McGeehin's dismissal, there were no "disagreements," as that term is defined in Item 304 of Regulation S-K and the related instructions, with Rubino & McGeehin on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Rubino & McGeehin, would have caused Rubino & McGeehin to make reference to the subject matter of such disagreement(s) in connection with their report. During the Company's fiscal years ended September 30, 2001 and 2000 and the subsequent interim period preceding the date of Rubino & McGeehin's dismissal, there were no "reportable events," as that term is defined in Item 304 of Regulation S-K and the related instructions.

     As reported in the Company's Form 8-K filed on January 10, 2002 with the Securities and Exchange Commission, on January 4, 2002, the Company engaged Ernst & Young as the Company's independent auditors to audit the Company's books and records for fiscal year 2002. During the Company's fiscal years ended September 30, 2001 and 2000 and the subsequent interim period preceding the engagement of Ernst & Young, the Company has not consulted Ernst & Young regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements; or (2) any matter that was either the subject of a "disagreement," as that term is defined in Item 304 of Regulation S-K and the related instructions, or a "reportable event," as that term is defined in Item 304 of Regulation S-K and the related instructions.

     The Company has authorized Rubino & McGeehin to respond fully to any inquiries of Ernst & Young.

     A representative of Ernst & Young is expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders. A representative of Rubino & McGeehin is not expected to be present at the Annual Meeting.

Audit Fees. The aggregate fees billed by Rubino & McGeehin for professional services rendered for the audit of the Company's annual financial statements for fiscal year 2001 and the reviews of the financial statements included in the Company's Forms 10-Q for fiscal year 2001 was $95,700.

Financial Information Systems Design and Implementation Fees. The aggregate fees billed by Rubino & McGeehin for professional services during fiscal year 2001 relating to the Company's financial information systems were $0.

All Other Fees. The aggregate fees billed by Rubino & McGeehin for professional services rendered during fiscal year 2001 relating to the review of the Company's tax returns, audit of the Company's pension plans, consultations on accounting standards and other miscellaneous services was $23,800.

     The Audit Committee has considered whether provision of the services described above under the caption "All Other Fees" was compatible with maintaining the independent accountants' independence and has determined that such services did not adversely affected Rubino & McGeehin's independence.

     Ernst & Young has advised the Company that neither Ernst & Young nor any of its members has any financial interest in the Company or any relation to the Company other than their duties as auditors and accountants.

    The Company's Board Of Directors Unanimously Recommends Voting "For" The
       Proposal to Ratify the Selection of Ernst & Young as the Company's Independent Auditors for the Fiscal Year Ending September 30, 2002.

                                  OTHER MATTERS

     There is no reason to believe that any other business will be presented at the Annual Meeting; however, if any other business should properly and lawfully come before the Annual Meeting, the proxies will vote in accordance with their best judgment in such matters pursuant to discretionary authority granted in the proxy.

                                           BY ORDER OF THE BOARD OF DIRECTORS


                                           /s/ Thomas L. Gough
                                           -------------------------------------
February 22, 2002                          Thomas L. Gough
Lanham, Maryland                           President and Chief Operating Officer

                                    EXHIBIT A
                             INTEGRAL SYSTEMS, INC.
                             2002 STOCK OPTION PLAN

                             INTEGRAL SYSTEMS, INC.
                             ----------------------
                             2002 STOCK OPTION PLAN
                             ----------------------
                           Effective as of May 1, 2002



                                    ARTICLE I
                                    ---------

                                 PURPOSE OF PLAN
                                 ---------------


1.1 PURPOSE OF PLAN. The purpose of the Stock Option Plan is to serve as a performance incentive and to encourage the ownership of Common Stock by officers, directors, other employees and non-employee consultants of the Company so that the person to whom the option is granted may acquire a proprietary interest in the success of the Company, and to encourage such person to remain in the employ of the Company. This Plan shall consist of grants of incentive stock options, which are intended to qualify under section 422 of the Internal Revenue Code of 1986, as amended, and of options which are intended not to so qualify.

                                   ARTICLE II
                                   ----------

                                   DEFINITIONS
                                   -----------

2.1  AWARD means Options granted hereunder.

2.2  BOARD means the Board of Directors of Integral Systems, Inc.

2.3 CODE means the Internal Revenue Code of 1986, as amended. Reference in this Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations promulgated thereunder.

2.4 COMMITTEE means, as designated by the Board, either the full Board of Directors or a committee of the Board which shall consist solely of two or more members of the Board who are "Non-Employee Directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and "Outside Directors" within the meaning of Code Section 162(m).

2.5  COMPANY means Integral Systems, Inc. or any successors as described in
Article XI and any subsidiary of the Company of which the Company owns, directly or indirectly, greater than fifty percent (50%) of its voting capital stock.

2.6 DATE OF DISABILITY means the date on which a Participant is classified Disabled.

2.7 DISABILITY or DISABLED means the classification of a Participant as "Disabled" pursuant to a long-term disability plan of the Company, if any, or successor to such plan (or, if there is no such plan, as determined by the Committee), provided that Participant meets the requirements of section 22(e)(3) of the Code.

2.8  EFFECTIVE DATE means May 1, 2002.

2.9 ELIGIBLE EMPLOYEE means any person employed by the Company who satisfies all of the requirements of Article VI.

2.10 ELIGIBLE NON-EMPLOYEE means any person performing bona fide services for the Company in a capacity other than as an employee, such as a non-employee director or consultant.

2.11 FAIR MARKET VALUE means, with respect to the fair market value of the Stock on any date, the last sale price reported for the Stock on a national securities exchange or on the NASDAQ system on such date or, if no sales of the Stock are reported on such date (even though the Stock is then traded on a national securities exchange or NASDAQ), on the next preceding date on which a sale was reported, or such other price as determined in good faith by the Committee consistent with governing rules and regulations.

2.12 INCENTIVE STOCK OPTION means an Option which is an "incentive stock option" within the meaning of section 422 of the Code and which is granted under Article VII.

2.13 INSIDER means an "officer" or "director" of the Company within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended.

2.14 NON-QUALIFIED STOCK OPTION means an Option which is not an Incentive Stock Option and which is granted under Article VII.

2.15 OPTION means either a Non-Qualified Stock Option or an Incentive Stock Option granted under Article VII.

2.16 PARTICIPANT means an Eligible Employee or Eligible Non-Employee who has been granted an Award under this Plan.

2.17 PLAN means the Integral Systems, Inc. 2002 Stock Option Plan, as amended and restated as set forth herein.

2.18 RETIREMENT means the normal retirement by an employee from the Company under a pension or retirement plan maintained by the Company.

2.19 RETIREMENT DATE is the employee's date of Retirement from the Company.

2.20 STOCK means Common Stock of Integral Systems, Inc., par value $.01 per share.

2.21 STOCK OPTION AGREEMENT means an agreement with respect to Options, as described in Article VIII.

2.22 TERMINATION means resignation or discharge from employment with the Company, except in the event of death, Disability or Retirement.

2.23 VESTED OPTION means, at any date, an Option which a Participant is then entitled to exercise pursuant to the terms of the Plan and an applicable Stock Option Agreement.

                                   ARTICLE III
                                   -----------

                           EFFECTIVE DATE AND DURATION
                           ---------------------------

3.1 EFFECTIVE DATE. Subject to the approval by a majority of the holders of Stock voted, in person or by proxy, at the 2002 Annual Meeting of Stockholders of the Company, this Plan shall be effective as of the Effective Date.

3.2 PERIOD FOR GRANTS OF AWARDS. Awards may be made as provided herein for a period of ten (10) years after the Effective Date but not after the Plan's termination date.

3.3 TERMINATION. This Plan may be terminated as provided in Article XII, but shall continue in effect until all matters relating to the payment of the Awards and the administration of the Plan have been settled.

                                   ARTICLE IV
                                   ----------

                                 ADMINISTRATION
                                 --------------

4.1 ADMINISTRATION. Except where this Plan expressly reserves administrative or other powers to the Company or the Board, this Plan shall be administered by the Committee. All questions or interpretation and application of this Plan, or of the terms and conditions pursuant to which Awards are granted, exercised or forfeited under the provisions hereof, shall be subject to the determination of the Committee. Such determination shall be final and binding upon all parties affected thereby.

     It is contemplated that Awards granted hereunder will be recommended by the management of the Company or the Board to the Committee, and that the Committee will determine whether to accept such recommendations.

                                    ARTICLE V
                                    ---------

                        GRANT OF AWARDS AND LIMITATION OF
                        ---------------------------------
                        NUMBER OF SHARES OF STOCK AWARDED
                        ---------------------------------

5.1 GRANTS OF AWARDS; NUMBER OF SHARES. The Committee may, from time to time, grant Awards of Options to one or more Eligible Employees or Eligible Non-Employees in its discretion; provided, however, that:

     (i) subject to any adjustment pursuant to Article X or Article XI, the aggregate number of shares of Stock subject to Awards under this Plan may not exceed Seven Hundred Fifty Thousand (750,000) shares of Stock;

     (ii) to the extent that an Award lapses or the rights of the Participant to whom it was granted terminate, or to the extent that the Award is canceled by mutual agreement of the Committee and the Participant (which cancellation opportunities may be offered by the Committee to Participants from time to time), any shares of Stock subject to such Award shall again be available for the grant of an Award hereunder;

     (iii) shares of Stock ceasing to be subject to an Award because of the exercise of an Option shall no longer be available for the grant of an Award hereunder; and

     (iv) Eligible Non-Employees shall not be entitled to receive Awards of Incentive Stock Options.

           In determining the size of Awards, the Committee may take into account recommendations by the Board or the Company's management, a Participant's responsibility level, performance, potential, and cash compensation level, the Fair Market value of the Stock at the time of Awards and such other considerations as it deems appropriate.

           The maximum number of shares of Stock subject to Options that may be granted during any one calendar year to any one individual shall be limited to 50,000. To the extent required by Code Section 162(m), and so long as Section 162(m) of the Code is applicable to persons eligible to participate in the Plan, shares of Stock subject to the foregoing limit with respect to which the related Option is terminated, surrendered or canceled shall not again be available for grant to the respective grantee under this limit.

                                   ARTICLE VI
                                   ----------

                                   ELIGIBILITY
                                   -----------

6.1 ELIGIBLE INDIVIDUALS. All Eligible Employees and Eligible Non-Employees shall be eligible to receive Awards hereunder. Subject to the provisions of this Plan, the Committee shall from time to time select from such Eligible Employees and Eligible Non-

Employees those to whom Awards shall be granted and determine the size of the Awards. A Participant may hold more than one Option at any one time. No person shall have any right to be granted an Award under this Plan, as all Awards granted hereunder are granted in the sole and absolute discretion of the Committee, as provided herein.

                                   ARTICLE VII
                                   -----------

                                     OPTIONS
                                     -------

7.1 GRANTS OF OPTIONS. Awards shall be granted to Participants in the form of Options to purchase Stock.

7.2 TYPE OF OPTIONS. The Committee may choose to grant a Participant who is an Eligible Employee either Incentive Stock Options or Non-Qualified Stock Options or both, subject to the limitations contained herein, and shall designate the Option as such in the grant agreement. The Committee shall grant to a Participant who is an Eligible Non-Employee only Non-Qualified Stock Options, subject to the limitations contained herein.

7.3 INCENTIVE STOCK OPTION DOLLAR LIMITATIONS. If the Committee grants Incentive Stock Options, the aggregate Fair Market Value (determined as of the date the Option is granted) of the shares of Stock under any such Options plus any incentive stock options granted under any other plans of the Company which shall be first exercisable by any one Participant during any one calendar year shall not exceed $100,000, or such other dollar limitation as may be provided in the Code.

                                  ARTICLE VIII
                                  ------------

                 TERMS AND CONDITIONS OF STOCK OPTION AGREEMENTS
                 -----------------------------------------------

8.1 STOCK OPTION AGREEMENTS. Awards shall be evidenced by Stock Option Agreements in such form as the Committee shall, from time to time, approve. Such Stock Option Agreements, which need not be identical, shall comply with and be subject to the following terms and conditions:

     (a) Medium of Payment. Upon exercise of the Option, the Option price shall be payable either (i) in United States dollars, in cash, or by certified check, bank draft or money order payable to the order of the Company, or (ii) in the discretion of the Committee, through the delivery of shares of Stock held for at least six months with the Fair Market Value equal to the total Option price, or (iii) by a combination of the methods described in (i) and (ii).

           In addition to the above, the Committee, subject to such limitations as it may determine, may authorize payment of the exercise price, in whole or in part, by delivery of a properly executed exercise notice, together with irrevocable instructions to: (i) a brokerage firm designated by the Company to deliver promptly to the Company the aggregate amount of sale or loan proceeds to pay the exercise price and the amount necessary to satisfy the Company's minimum statutory tax withholding that may arise in connection with the exercise, and (ii) the Company to deliver the certificates for such purchased shares directly to such brokerage firm.

     (b) Number of Shares. The Stock Option Agreement shall state the total number of shares to which it pertains.

     (c) Option Price. With respect to Non-Qualified Stock Options, the option price shall be an amount determined by the Committee, which amount may be less than, equal to or greater than the Fair Market Value of such Shares on the date of the granting of the Option. With respect to Incentive Stock Options, the option price shall be not less than the Fair Market Value of such shares on the date of the granting of the Option (or one hundred ten percent (110%) of such amount if the Option is granted to an individual owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of Integral Systems, Inc. or any subsidiary, within the meaning of Code
Section 424(f), taking into account the attribution rules of Code Section
424(d)).

     (d) Term of Options. Each Non-Qualified Option and Incentive Stock Option granted under this Plan shall expire not more than ten (10) years from the date the Option is granted, except that each Incentive Stock Option granted under the Plan to an individual owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of Integral Systems, Inc. or any subsidiary, within the meaning of Code Section 424(f), taking into account the attribution rules of Code Section 424(d), shall expire not more than five
(5) years from the date the Option is granted.

     (e) Date of Exercise. Subject to subsection (d) and (f) of this Section, an Option which becomes a Vested Option may be exercised in whole or in part at any time thereafter. Options which are awarded hereunder shall become exercisable as Vested Options, as follows:

         (i) The aggregate number of shares of Stock subject to any Award shall be divided into three installments (equally or unequally at the discretion of the Committee), as specified in the Agreement. The first installment shall become Vested Options one year from the date of such Award, the second installment shall become Vested Options two years from the date of such Award and the third installment shall become Vested Options three years from the date of such Award. Any other vesting schedule may be substituted for the above, as specified in the Agreement, at the Committee's discretion.

         (ii) Except as otherwise provided hereunder, the Committee may in its discretion accelerate the time at which an Option granted hereunder may be exercised.

     (f) Forfeiture or Exercise of Option. If a Participant ceases employment with the Company, all Options held by him or her which are not Vested Options shall terminate. If a Participant terminates his or her employment or other service relationship with the

Company prior to the exercise of the Participant's Non-Qualified Stock Options, such Options shall be forfeited (or exercisable after termination only as provided in the applicable Stock Option Agreement). If a Participant terminates employment with the Company prior to exercise of the Participant's Vested Options which are Incentive Stock Options, such Vested Options shall be forfeited, or be exercised, as follows:

         (i) Termination and Retirement. In the event of a Participant's Termination or Retirement, the Participant's Vested Options shall be forfeited within three (3) months of the Participant's Termination or Retirement.

         (ii) Disability. Upon the Disability of a Participant, the Participant's Vested Options shall be exercisable within twelve (12) months (or such shorter period as the Code or the terms of the particular Stock Option Agreement may require) of the Participant's Date of Disability.

         (iii) Death. If the Participant dies while in the employment of the Company or within the period of time after Termination or Retirement during which the Participant would have been entitled to exercise his or her Vested Option rights, the Participant's estate, personal representative or beneficiary (as applicable) shall have the right to exercise such Vested Options, within one
(1) year from the date of the Participant's death (or such shorter period as the Code or the terms of the particular Stock Option Agreement may require).

         (iv) Other Restrictions/Forfeiture Events. The Committee shall have complete discretion to prescribe any other events of forfeiture and/or conditions of exercisability of Options, as specified in the applicable Agreement.

     (g) Agreement as to Sale of Securities. If, at the time of the exercise of any Option, in the opinion of counsel for the Company, it is necessary or desirable, in order to comply with any applicable laws or regulations relating to the sale of securities, that the Participant exercising the Option shall agree to purchase the shares that are subject to the Option for investment only and not with any present intention to resell the same and that the Participant will dispose of such shares only in compliance with such laws and regulations, the Participant will, upon the request of the Company, execute and deliver to the Company an agreement to such effect.

     (h) Required Amendments. Each Award shall be subject to any provision necessary to assure compliance with federal and state securities laws.

     (i) Limitation of Participant Rights. A Participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to an Option unless and until the Option shall have been exercised pursuant to the terms thereof, the Company shall have issued and delivered the shares to the Participant, and the Participant's name shall have been entered as a stockholder of record on the books of Integral Systems, Inc. Thereafter, the Participant shall have full voting, dividend and other ownership rights with respect to such shares of stock.

                                   ARTICLE IX
                                   ----------

                       GRANTS IN SUBSTITUTION FOR OPTIONS
                       ----------------------------------
                          GRANTED BY OTHER CORPORATION
                          ----------------------------

9.1 SUBSTITUTE AWARDS. Awards may be granted under this Plan from time to time in substitution for similar awards held by employees of corporations who become or are about to become employees of the Company as the result of a merger or consolidation of the employing corporation with the Company, or the acquisition by the Company of the assets of the employing corporation, or the acquisition by the Company of fifty percent (50%) or more of the stock of the employing corporation causing it to become a subsidiary of the Company. Subject to the procurement of the approval of the stockholders of the Company as may be required for the Plan to satisfy the requirements of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, the terms and conditions of the substitute Awards so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of the grant may deem appropriate to confirm, in whole or in part, to the provisions of the options in substitution for which they are granted.

                                    ARTICLE X
                                    ---------

                          CHANGES IN CAPITAL STRUCTURE
                          ----------------------------

10.1 CAPITAL STRUCTURE CHANGES:


     (a) In the event of any change in the number of issued shares of Stock resulting from a subdivision or consolidation of shares or other capital adjustment, or the payment of a stock dividend or other such increase or decrease of such shares, then appropriate adjustments shall be made by the Committee with respect to outstanding Awards and the aggregate number of shares of Stock which may be awarded pursuant to this Plan. Additions to Awards issued as a result of any such change shall bear the same restrictions and carry the same terms as the Awards to which they relate.

     (b) In the event of a change in the Stock which is limited to a change in the designation thereof to "capital stock" or other similar designation, or in par value to no par value, without increase or decrease in the number of issued shares, the shares resulting from any such change shall be deemed to be Stock within the meaning of this Plan.

                                   ARTICLE XI
                                   ----------

                               COMPANY SUCCESSORS
                               ------------------

11.1 IN GENERAL

     (a) If the Company shall be the surviving or resulting corporation in any merger, sale of assets or sale of stock, consolidation or corporate reorganization (including a reorganization in which the holders of Stock receive securities of another corporation), any Award granted hereunder shall pertain to and apply to the securities to which a holder of Stock would have been entitled. The Committee shall make such appropriate determinations and adjustments as it deems necessary so as to substantially preserve the rights and benefits, both as to number of shares and otherwise, of Participants under this Plan.

     (b) If the Company shall not be the surviving corporation in any merger, sale of assets or sale of stock, consolidation or corporate reorganization (including a reorganization in which the holders of Stock receive securities of another corporation) involving the Company, the successor corporation shall issue substitute options so as to preserve substantially the rights and benefits of the Participants under this Plan.

                                   ARTICLE XII
                                   -----------

                        AMENDMENT OR TERMINATION OF PLAN
                        --------------------------------

12.1 AMENDMENTS AND TERMINATION. The Plan shall terminate on February 6, 2012, which is the tenth (10) anniversary of its adoption by the Board. The Board may at any time and from time to time otherwise alter, amend, suspend or terminate this Plan in whole or in part; provided, however, that (i) no such action may be taken without stockholder approval which materially increases the benefits accruing to Participants hereunder, materially increases the number of securities which may be issued pursuant to this Plan (except as provided in Sections 10.1 and 11.1), materially extends the period for granting Awards hereunder, or materially modifies the requirements as to eligibility for participation hereunder; and (ii) no such action may be taken, without the consent of the Participant to whom any Award shall have been granted, which adversely affects the rights of such Participant concerning such Award, except as such termination or amendment of this Plan is required by statute, or rules and regulations promulgated thereunder, or as otherwise permitted hereunder.

                                  ARTICLE XIII
                                  ------------

                            MISCELLANEOUS PROVISIONS
                            ------------------------

13.1 NON-TRANSFERABILITY. Except by the laws of descent and distribution, no benefit provided hereunder shall be subject to alienation, assignment or transfer by a

Participant (or by any person entitled to such benefit pursuant to the terms of this Plan), nor shall it be subject to attachment or other legal process of whatever nature, and any attempted alienation, assignment, attachment or transfer shall be void and of no effect whatsoever and, upon any such attempt, the benefit shall terminate and be of no force or effect. During a Participant's lifetime, Options granted to the Participant shall be exercisable only by the Participant. Shares of Stock shall be delivered only into the hands of the Participant entitled to receive the same or into the hands of the Participants authorized legal representative.

13.2 NO EMPLOYMENT RIGHT. Neither this Plan nor any action taken hereunder shall be construed as giving any right to any individual to be retained as an officer, employee, director or independent contractor of the Company.

13.3 TAX WITHHOLDING. The Participant receiving Stock pursuant to the exercise of an Option will be required to pay to the Company (in cash or cash equivalents) any amount required to be withheld for federal, state, local or employment taxes with respect to such Stock. Alternatively, at the request of a Participant, or as required by law, such sums as may be required for the payment of any estimated or accrued income tax liability or other tax withholding obligations may be withheld from any cash compensation due the Participant from the Company and paid over the governmental entity entitled to receive the same.

13.4 FRACTIONAL SHARES. Any fractional shares concerning Awards shall be eliminated at the time of payment or payout by rounding down for fractions of less than one-half (1/2) and rounding up for fractions of equal to or greater than one-half (1/2). No cash settlements shall be made with respect to fractional shares eliminated by rounding.

13.5 GOVERNMENT AND OTHER REGULATIONS. The obligation of the Company to make payment of Awards in Stock or otherwise shall be subject to all applicable laws, rules and regulations, and to such approvals by any government agencies as may be deemed necessary or appropriate by the Committee. If Stock awarded hereunder may in certain circumstances be exempt from registration under the Securities Act of 1933, the Company may restrict its transfer in such manner as it deems advisable to ensure such exempt status. The Plan is intended to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as amended. Any provision inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan. The Plan shall be subject to any provision necessary to assure compliance with federal and state securities laws.

13.6 INDEMNIFICATION. Each person who is or at any time serves as a member of the Board or the Committee shall be indemnified and held harmless by Integral Systems, Inc. against and from (i) any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action or failure to act under this Plan; and (ii) any and all amounts paid by such person in satisfaction of judgment in any such action, suit or proceeding relating to this Plan. Each person covered by this indemnification shall give Integral Systems, Inc. an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend the same on such person's own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the charter or by-laws of Integral Systems, Inc. as a matter of law, or otherwise, or any power that Integral Systems, Inc. may have to indemnify such person or hold such person harmless.

13.7 RELIANCE ON REPORTS. Each member of the Board or the Committee shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Company, and upon any other information furnished in connection with this Plan. In no event shall any person who is or shall have been a member of the Board or the Committee be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information, or for any action taken, including the furnishing of information, or failure to act, if in good faith.

13.8 GOVERNING LAW. All matters relating to this Plan or to Awards granted hereunder shall be governed by the laws of the State of Maryland, without regard to the principles of conflict of laws thereof, except to the extent preempted by the laws of the United States.

13.9 RELATIONSHIP TO OTHER BENEFITS. No payment under this Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing or group insurance plan of the Company.

13.10 EXPENSES. The expenses of implementing and administering this Plan shall be borne by the Company.

13.11 TITLES AND HEADINGS. The titles and headings of the Articles and Sections in this Plan are for convenience of reference only, and in the event of any conflict, the text of this Plan, rather than such titles or headings, shall control.

13.12 USE OF PROCEEDS. Proceeds from the sale of Stock pursuant to Options granted under the plan shall constitute general funds of the Company.

13.13 NON-EXCLUSIVITY OF PLAN. Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

                                   PROXY CARD

                             INTEGRAL SYSTEMS, INC.
                              5000 Philadelphia Way
                           Lanham, Maryland 20706-4417

     The undersigned hereby appoints Elaine Parfitt and Albert Alderete, or either of them, as proxy with full powers of substitution, to vote all shares of the Common Stock of Integral Systems, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on April 17, 2002 (the "Annual Meeting") and at any adjournment thereof, upon the items described in the Proxy Statement. The undersigned acknowledges receipt of notice of the meeting and the Proxy Statement.

A. PROPOSAL BY THE COMPANY FOR THE ELECTION OF DIRECTORS (PROPOSAL NO. 1)

     [_] FOR all nominees listed below (except    [_] WITHHOLD AUTHORITY for
         as marked to the contrary below)             all nominees listed below

   Nominees: Steven R. Chamberlain, Thomas L. Gough, Dominic A. Laiti, R. Doss
                         McComas and Bonnie K. Wachtel.

     INSTRUCTION: To withhold authority to vote for any individual nominee(s), PRINT THE NAME(S) OF SUCH NOMINEE(S): ______________________________________

B. PROPOSAL BY THE COMPANY FOR THE ADOPTION OF THE 2002 STOCK OPTION PLAN (PROPOSAL NO. 2)

                    FOR          AGAINST       ABSTAIN
                    [_]            [_]           [_]

C. PROPOSAL BY THE COMPANY FOR THE RATIFICATION OF ERNST & YOUNG AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2002 (PROPOSAL NO. 3)

                    FOR          AGAINST       ABSTAIN
                    [_]            [_]           [_]

D. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING

                    FOR          AGAINST       ABSTAIN
                    [_]            [_]           [_]

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. YOU MAY ALSO RETURN A COPY OF THIS PROXY CARD TO THE COMPANY BY FACSIMILE, BUT YOU MUST ALSO RETURN THE EXECUTED PROXY CARD IN THE ENCLOSED ENVELOPE. THE COMPANY'S FACSIMILE NUMBER IS 301-731-9606.

This Proxy, when properly executed, will be voted as directed herein. If no instructions are given, the shares represented by this proxy will be voted "FOR" all of the nominees and proposal No. 1, "FOR" proposals No. 2 and No. 3, and in the discretion of the proxy holders as to other Business.

      Please date and sign this proxy exactly as your name appears hereon.

------------------------------    ---------------------------------------------
Number of Shares                  Print Name

------------------------------    ---------------------------------------------
Date                              Signature of Owner

                                  ---------------------------------------------
                                  Additional Signature of Joint Owner (if any)
                                           If stock is jointly held, each joint
                                           owner should sign. When signing as
                                           attorney-in-fact, executor,
                                           administrator, trustee, guardian,
                                           corporate officer or partner, please
                                           give full title.